UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) January 17, 2011

So Act Network, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-51886	10685-B Hazelhurst Drive #6572 Houston, Texas 77043	26-3534190
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(210)-401-7667
 (Registrant's telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On January 17, 2011, So Act Network, Inc. (the “Company” and SOAN) entered into an Asset Sale Agreement (“Asset Agreement”) with Adam Nelson, an Illinois Resident (“Nelson”) and Chris Record, a California Resident (“Record”). Whereas, Nelson and Record own 100% of the intellectual properties known as the Blog Software, Social Media Vault, and Social Media Bar and Record (collectively the “Properties”) owns 100% of the intellectual property known as Trending Topix (collectively with the Properties, the “Intellectual Properties”) and whereby the Company agreed to acquire the Intellectual Properties in a stock-for-asset exchange in accordance with the respective corporation laws in their state, upon consummation of which all of the Intellectual Properties ownership interest shall be owned by SOAN, and all such ownership interest in the Intellectual Properties shall be exchanged for: (i) 1,000,000 unregistered shares of par value $.0001 common shares of SOAN to Nelson and (ii) 2,000,000 unregistered shares of par value $.0001 common shares of SOAN to Record.

On January 17, 2011, we entered into an employment agreement (“Employment Agreement”) with John Blaisure. Pursuant to the Employment Agreement with Mr. Blaisure, he will be employed as the Chief Executive Officer of the Company. Mr. Blaisure’s employment has a term of five (5) years with an initial base compensation of $8,000 per month which will commence upon the completion of at least $1,000,000 of new funding to the Company. In addition, to the base salary, Mr. Blaisure is entitled to and shall receive a monthly commission equal to 20% of the gross sales of the Company derived from the efforts of Mr. Blaisure after deducting $8,000 from such amount. Further, the Company shall issue to Mr. Blaisure as of the date of the Employment Agreement, 3,000,000 shares of common stock and, within 10 days of the signing of the Employment Agreement, 12,000,000 options to buy common stock of the Company at $.12 per share for a period not to exceed three years from the date of the Employment Agreement.

The foregoing description of the Asset Agreement and Employment Agreement is qualified in its entirety by reference to the full text of the Asset Agreement and Employment Agreement, a copy of each is attached hereto as Exhibit 10.1 and 10.2, respectively and is incorporated herein in its entirety by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

10.1	Asset Agreement dated January 17, 2011, by and between the Company and Adam Nelson and Chris Record.
10.2	Employment Agreement with John Blaisure Effective January 17, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2011	By:	/s/ Greg Halpern
Name: Greg Halpern Title: President, Chief Executive Officer, Chief Financial Officer